                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 11, 1999

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

   United States                        333-32263                 22-2382028
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


      802 Delaware Avenue, Wilmington, Delaware         19801
      -----------------------------------------      ------------
      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

    New York                      333-32236                      12-4994650
---------------------      ------------------------       ----------------------
(State or other            (Commission File Number)            (IRS Employer
  jurisdiction                                             Identification No.)
of incorporation)

      270 Park Avenue, New York, New York                10017
      ----------------------------------------        ------------
      (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         On or about March 15, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan RV Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan RV Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

         On or about April 15, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan RV Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan RV Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

         On or about May 17, 1999 Monthly Interest as defined in the Sale and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between Chase Manhattan Bank, USA, as a Seller, The Chase Manhattan Bank as a Seller, The CIT Group/Sales Financing, Inc. as Servicer and Chase Manhattan RV Owner Trust 1997-A as Issuer was distributed to holders ("Certificateholders") of participants in the Chase Manhattan RV Owner Trust 1997-A in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to Certificateholders in accordance with the Agreement.

         Copies of the Monthly Reports for being filed as Exhibits 20.1, 20.2, and 20.3 to this Current Report on Form 8-K.

Item 7(c).        Exhibits


                  Exhibits     Description
                  --------     -----------

                    20.1 Monthly Reports with respect to the March 15, 1999 distribution

                    20.2 Monthly Reports with respect to the April 15, 1999 distribution

                    20.3 Monthly Reports with respect to the May 17, 1999 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 11, 1999

                               THE CIT GROUP/SALES FINANCING, INC.,
                               as Servicer

                               By:      /s/ Frank J. Madeira
                                    -----------------------------------
                               Name:    Frank J. Madeira
                               Title:   Vice President

                          INDEX TO EXHIBITS
                          ----------------------------

Exhibit No.               Description
-----------               -----------
20.1                      Monthly  Reports  with respect to the March 15, 1999
                          distribution

20.2 Monthly Reports with respect to the April 15, 1999 distribution

20.3                      Monthly  Reports  with  respect to the May 17,  1999
                          distribution